Exhibit 99.1

Independent Accountants’ Agreed-Upon Procedures Report

NEF Holdings, LLC (the “Company”)
BofA Securities Inc.
Truist Securities, Inc.
(together, the “Specified Parties”)

Re: SLR Equipment Finance 2026-1, LLC – Data File Procedures

We have performed the procedures described below on the specified attributes in an electronic data file entitled “Tape W Cashflows Final Pool – With Remaining Term.xlsx ” provided by the Company on June 16, 2026, containing information on 453 commercial equipment contracts (the “Contracts”) as of May 31, 2026 (the “Data File”), which we were informed are intended to be included as collateral in the offering by SLR Equipment Finance 2026-1, LLC. The Company is responsible for the specified attributes identified by the Company in the Data File.

The Specified Parties have agreed to and acknowledged that the procedures performed are appropriate to meet the intended purpose of assisting the Specified Parties in evaluating the accuracy of the specified attributes in the Data File. This report may not be suitable for any other purpose. No other parties have agreed to or acknowledged the appropriateness of these procedures for the intended purpose or any other purpose.

The procedures performed may not address all the items of interest to a user of this report and may not meet the needs of all users of this report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes. We make no representation regarding the appropriateness of the procedures either for the intended purpose or for any other purpose.

Unless otherwise stated, the following definitions have been adopted in presenting our procedures and findings:

•	The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise stated. Such compared information was deemed to be in agreement if differences were within the reporting threshold.

•	The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise stated. Such recomputed information was deemed to be in agreement if differences were within the reporting threshold.

•	The term “reporting threshold” means that Origination Date was within 31 days, Initial Term (Months) was within 1 month, dollar amounts were within $1.00, and percentages were within 0.1%.

•	The term “Cut-off Date” means May 31, 2026.

•	The term “Initial Data File” means an electronic data file entitled “_3.31 Tape W Cashflows Vf – Remaining Term.xlsx” provided by the Company on May 8, 2026, containing information on 479 Contracts as of March 31, 2026.

•	The term “Sources” means the following information provided by the Company related to the Sample Contracts (defined below):

–	Lease Agreement (including, as applicable, Master Equipment Lease Agreement and any schedule, rider, or amendments thereto)

–	Loan Agreement (including, as applicable, Loan and Security Agreement, Promissory Note and any schedule, rider, or amendments thereto)

–	Assignment Agreement (including, as applicable, Master Assignment Agreement, Master Purchase and Sale Agreement and Assignment of Lease, and any schedule or amendments hereto)

–	Electronic records on the following screens in the Company’s servicing system: Billing Information screen, Earnings Information screen, Payment Schedule screen, and Main screen

•	The term “Instructions” means the instructions provided by the Company pertaining to a procedure, attribute, or methodology, as described in the procedures below.

•	The term “Provided Information” means the Cut-off Date, Initial Data File, Sources, and Instructions.

The procedures we were instructed by the Company to perform are as follows:

A.	We randomly selected a sample of 50 Contracts from the Initial Data File using a random sampling tool. For purposes of this procedure, the Company did not inform us of the basis they used to determine the number of Contracts we were instructed to randomly select from the Initial Data File. Of the 50 Contracts selected from the Initial Data File, only 47 Contracts were included in the Data File. We randomly selected an additional sample of 3 Contracts from the Data File using a random sampling tool. These 50 Contracts constituted the “Sample Contracts.” A listing of the Sample Contracts is attached hereto as Exhibit A.

B.	For each Sample Contract, we compared or recomputed the specified attributes in the Data File listed below to or using the corresponding information included in the Sources, utilizing the Instructions, as applicable. The Company indicated that the absence of any of the information in the Sources or the inability to agree the indicated information from the Data File to the Sources for each of the attributes identified, utilizing the Instructions as applicable, constituted an exception. The Sources are listed in the order of priority.

Attribute	Sources / Instructions

Customer Name	Lease Agreement, Loan Agreement, Assignment Agreement Variations due to truncation, punctuation, and abbreviations are not to be considered exceptions.

Customer State	Lease Agreement, Loan Agreement, Assignment Agreement

Lease Type

Lease Agreement, Loan Agreement, Assignment Agreement

Consider a Lease Type of “LOAN” in the Data File to be a Loan and all else to be a Lease.

For Sample Contract #20, the Company informed us the payments were purchased as opposed to a full assignment of the initial lease. As such, the Company informed us to consider this contract as a Loan.

Equipment Type	Lease Agreement, Loan Agreement, Assignment Agreement

Origination Date	Lease Agreement, Loan Agreement, Assignment Agreement

Attribute	Sources / Instructions

Initial Term (Months)

Lease Agreement, Loan Agreement, Assignment Agreement

Recompute as the sum of (i) the number of months in the interim term, if any, and (ii) the number of months from the contract commencement date to the final scheduled payment in the Lease Agreement, Loan Agreement, or Assignment Agreement.

For Sample Contract #41, the Company informed us the balloon payment will be payable on the 60th scheduled payment, concurrent with the final principal and interest payment due. As such, the Company informed us to consider the final scheduled payment as the 60th scheduled payment.

Initial Number of Payments

Lease Agreement, Loan Agreement, Assignment Agreement

Recompute as the sum of (i) the number of scheduled payments during the interim term, if any, and (ii) the number of scheduled payments from the contract commencement date to the final scheduled payment, excluding any residual payments, in the Lease Agreement, Loan Agreement, or Assignment Agreement.

Maturity Date (Month and Year)

Lease Agreement, Loan Agreement, Assignment Agreement

In the event the maturity date was not listed, recompute as the date of the final scheduled payment in the Lease Agreement, Loan Agreement, or Assignment Agreement.

Remaining Term (Months)	Recompute as the number of months from the Cut-off Date to the Maturity Date.

Remaining Number of Payments

Billing Information screen, Payment Schedule screen

In the event the information did not agree, recompute the Remaining Number of Payments as the sum of (i) the payments remaining in the Billing Information screen and (ii) all payments posted after the Cut-off Date appearing on the Payment Schedule screen.

Amount Financed	Lease Agreement, Loan Agreement, Assignment Agreement

Contract Yield	Earnings Information screen, Main screen

Attribute	Sources / Instructions

Residual Value

Lease Agreement, Loan Agreement, Assignment Agreement, Earnings Information screen

For Sample Contract #20, the Company informed us the payments were purchased as opposed to a full assignment of the initial lease. As such the Company informed us to consider the Residual Value to be $0.00.

We found such information to be in agreement without exception.

We were engaged by the Company to perform this agreed-upon procedures engagement. We conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants, which involves us performing the specific procedures agreed to and acknowledged above and reporting on findings based on performing those procedures. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes in the Data File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported.

We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

The procedures performed were applied based on the information included in the Data File and Provided Information, without verification or evaluation of such information by us; therefore, we express no opinion or any other form of assurance regarding (i) the reasonableness of the information provided to us by the Company, (ii) the physical existence of the Contracts, (iii) the reliability or accuracy of the Provided Information which was used in our procedures, or (iv) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Contracts to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Contracts being securitized, (iii) the compliance of the originator of the Contracts with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Contracts that would be material to the likelihood that the issuer of the asset-backed notes will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by the nationally recognized statistical rating organizations (“NRSROs”).

The terms of our engagement are such that we have no responsibility to update this report because of events and circumstances that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors or the NRSROs, who are not identified in the report as the Specified Parties but may have access to this report as required by law or regulation.

/s/ KPMG LLP

Irvine, California
July 6, 2026

Exhibit A

The Sample Contracts

Sample Contract #	Contract ID*
1	20261001
2	20261002
3	20261003
4	20261004
5	20261005
6	20261006
7	20261007
8	20261008
9	20261009
10	20261010
11	20261011
12	20261012
13	20261013
14	20261014
15	20261015
16	20261016
17	20261017
18	20261018
19	20261019
20	20261020
21	20261021
22	20261022
23	20261023
24	20261024
25	20261025
26	20261026
27	20261027
28	20261028
29	20261029
30	20261030
31	20261031
32	20261032
33	20261033
34	20261034
35	20261035
36	20261036
37	20261037
38	20261038
39	20261039
40	20261040
41	20261041
42	20261042
43	20261043
44	20261044
45	20261045
46	20261046
47	20261047
48	20261048
49	20261049
50	20261050

(*) The Company has assigned a unique Contract ID to each Contract in the Initial Data File and Data File. The Contract IDs referred to in this Exhibit are not the Company’s Contract IDs.